Exhibit 99.1

Worksport Opens Investor Q&A Portal Ahead of Q2 2024 Financial Results

Earnings Call to Feature Insights on Sales, Strategic Plans, and Key Product Developments

West Seneca, New York, August 8th, 2024 - Worksport Ltd. (NASDAQ: WKSP) ("Worksport" or the "Company"), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is pleased to announce the establishment of a Q&A portal to enhance investor engagement and transparency. This portal allows investors to submit questions to management both before and during the upcoming Q2 2024 earnings call. Scheduled for August 13, 2024, at 4:30 PM ET, the call will provide a detailed overview of the Company's advancing sales, future plans and guidance, and key product updates.

Invitation and Thanks to Investors

We extend our gratitude to all investors who have already registered for the event. For those who have not yet signed up, please join us by registering at the Earnings Call Webinar Link. We encourage both existing and new investors to participate in this pivotal update.

Boosting Transparency: Q&A Portal

To further our commitment to transparency, Worksport is launching a Q&A portal for investors to submit their questions ahead of the call. We will also host a live Q&A session during the event. To address as many inquiries as possible, we will release a press statement with public answers to the submitted questions after the earnings call. Submit your questions here and engage with us directly.

Key Topics and Insights

The earnings call will cover a wide range of critical topics, including:

• Q2 Financial Results: Commentary on our recent financial performance.

• Sales Trajectory: Updates on our sales momentum and market growth.

• Operational Success: Insights into our current operational ramp-up and strategic initiatives.

• Future Plans: Commentary on our roadmap towards cash flow positivity and improving product margins.

• Product Launches: Exciting announcements regarding our new products, including the highly anticipated COR & SOLIS systems.

CEO's Statement

"Q2 was an incredibly dynamic quarter and marks the beginning of Worksport's continued sales growth," said Steven Rossi, CEO of Worksport. "This earnings call is an opportunity to provide transparency on current operations, provide insights on future activities, and discuss our ongoing efforts to achieve cash flow positivity, enhance product margins, and expand our market presence with innovative products like COR & SOLIS."

"We firmly believe Worksport is undervalued, and we have a lot to share with investors," added Rossi.

Join Us for the Earnings Call [August 13th at 4:30pm ET]

Registration: Earnings Call Webinar Link
Q&A Portal: Submit Your Questions

2024 Key Press-Releases:

  August 1: Worksport Announces Impressive SOLIS Solar Cover Test Results
  July 30: Worksport to Drive Growth With new Live Sales Platform
  July 11: Worksport Expands Dealer Network
  June 20: Worksport Announces Record Breaking May Sales
  June 13: Worksport Awarded 'Innovator of the Year'
  May 16: Worksport Reports 1,506% Q1 Revenue Surge
  May 8: Worksport Awarded $2.8MM Grant
  April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18: $2.8MM Direct Offering Priced At-The-Market.
  March 6: Worksport to Launch Innovative SOLIS & COR Products This Summer

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

  Investor Newsletter: Investors and customers are invited to follow Worksport's progress as it builds on this momentum and strives to redefine industry standards with each new corporate development.  Link to Newsletter
  Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128
W: investors.worksport.com  E: investors@worksport.com  W: worksport.com

About Worksport

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐Looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.